UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM	8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 28, 2019
PILGRIM'S PRIDE CORPORATION
(Exact Name of registrant as specified in its charter)

Delaware		1-9273	75-1285071
(State or other jurisdiction of incorporation or organization)		(Commission File Number)	(IRS Employer Identification No.)

1770 Promontory Circle		80634-9038
Greeley	CO	(Zip Code)
(Address of principal executive offices)
Registrant's telephone number, including area code: (970) 506-8000

Title of each class	Trading Symbol	Name of Exchange on Which Registered
Common Stock, Par Value $0.01	PPC	The NASDAQ Stock Market LLC
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.
On August 28, 2019, Pilgrim’s Pride Corporation (the “Company”) issued a press release announcing the entering into a contract to acquire Tulip Limited, a leading, integrated prepared foods supplier with 12 fresh and value-added operations in the United Kingdom, from Danish Crown. In addition, the Company has attached a slide presentation containing certain information relating to the proposed acquisition to be referenced during the Company's conference call of August 28, 2019, as described below. The press release and the slides are furnished herewith as Exhibits 99.1 and 99.2, respectively.

The Company will host a conference call and webcast today, Aug. 28 at 9 a.m. ET to discuss the transaction.

To access the conference call, please dial 1-844-883-3889 from the U.S. or 1-412-317-9245 from outside the U.S. Supporting materials, as well as a link to an audio webcast of the conference call, will be available in the investor section of the Company's website at www.pilgrims.com under “Events.” Please note that to submit a question to management during the call, you must be logged in via telephone. Replays of the conference call can be accessed by dialing 1-877-344-7529 from the U.S. or 1-412-317-0088 from outside the U.S. The replay confirmation code is 10134608. A replay will be available on Pilgrim's website approximately two hours after the call concludes and can be accessed through the “Investor” section of www.pilgrims.com.

The information furnished in Item 7.01 and in Exhibits 99.1 and 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.
Exhibit 99.1 Press release dated August 28, 2019.
Exhibit 99.2 Investor presentation dated August 28, 2019.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PILGRIM’S PRIDE CORPORATION

Date:	August 28, 2019	/s/ Fabio Sandri
Fabio Sandri
Chief Financial Officer